UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 12, 2016

AVINGER, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Chesapeake Drive

Redwood City, California 94063

(Address of principal executive office) (Zip Code)

(650) 241-7900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

On July 12, 2016, Avinger, Inc. issued a press release regarding its preliminary revenue results for the quarter ended June 30, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information is intended to be furnished under Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)              Exhibits.

Exhibit No.	Description

99.1	Press Release of Avinger, Inc. dated July 12, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AVINGER, INC.

Date: July 12, 2016	By:	/s/ Jeffrey M. Soinski
Jeffrey M. Soinski
Chief Executive Officer

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